UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 22, 2004
                                                        -----------------

                               VITAL LIVING, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                         000-33211                88-0485596
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(State or Other Jurisdiction             (Commission           (IRS Employer
    of Incorporation)                    File Number)        Identification No.)

5080 North 40th Street, Suite #105, Phoenix, Arizona                 85018
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code    (602) 952-9909
                                                      --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 22, 2004, Vital Living, Inc. issued a press release discussing its financial results for the third quarter ended September 30, 2004. The press release is included as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

      99.1 Press Release, dated November 22, 2004 announcing September 30, 2004 financial results.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VITAL LIVING, INC.

                                       By: /s/ Stuart A. Benson
                                          --------------------------------------
                                           Stuart A. Benson
                                           Chief Executive Officer

Date:  November 22, 2004